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                                                                   EXHIBIT 10.11


                              INDEMNITY AGREEMENT
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          This Agreement is made as of the _____ day of July, 1995, by and between Nationwide Health Properties, Inc., a Maryland corporation ("NHP"), and _____________________ (the "Director"), with reference to the following facts:

          The Director has been elected as a Director of NHP and NHP wishes the Director to continue in such capacity. The Director is willing, under certain circumstances, to continue serving as a Director of NHP.

          In order to induce the Director to continue to serve as a Director of NHP and in consideration of his continued service, NHP hereby agrees to indemnify the Director as follows:

          1. NHP will pay on behalf of the Director and his executors or administrators, any amount which the Director is or becomes legally obligated to pay because of any claim or claims made against him as a result of any act or omission or neglect or breach of duty, including any actual or alleged error or misstatement or misleading statement, which he commits or suffers, or committed or suffered prior to the date hereof, while acting in his capacity as a Director of NHP. The payments which NHP will be obligated to make hereunder shall include judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the Director in connection with the proceeding, including attorney fees, claims or proceedings and appeals therefrom, and costs of attachment or similar bonds; provided, however, that NHP shall not be obligated to make any payment

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hereunder which it is prohibited from paying as indemnity, or for any other reason, under federal or state securities laws or any other applicable law.

          2. If a claim under this Agreement is not paid by NHP, or on its behalf, within thirty days after a written claim has been received by NHP, the Director may at any time thereafter bring suit against NHP to recover the unpaid amount of the claim and if successful in whole or in part, the Director shall be entitled to be paid also the expense of prosecuting such claim. It is specifically understood and agreed that expenses incurred by the Director in defending any claim shall be paid or reimbursed by NHP in advance of the final disposition thereof upon receipt by NHP of (i) a written affirmation by the Director of the Director's good faith belief that the standard of conduct necessary under Paragraph 4 hereof for indemnification was met, and (ii) a written undertaking by or on behalf of the Directors to repay advanced amounts if it shall ultimately be determined by judgment or other final adjudication adverse to the Director that the standard under Paragraph 4 hereof has not been met.

          3. In the event of payment under this Agreement, NHP shall be subrogated to the extent of such payment to all of the rights of recovery of the Director, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable NHP effectively to bring suit to enforce such rights.

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          4.  NHP shall not be liable under this Agreement to make any payment in connection with any claim made against the Director:

               (a) if the proceeding was one by or in the right of NHP and the Director shall have been adjudged to be liable to NHP.

               (b) for which payment is actually made to the Director under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance, and any applicable deductible;

               (c) for which the Director is entitled to indemnity and/or payment by reason of having given notice of any circumstance which might give rise to claim under any policy of insurance, the terms of which have expired prior to the effective date of this Agreement;

               (d) in any proceeding in which the Director is adjudged to be liable on the basis that a personal benefit in money, property or services was improperly received by the Director;

               (e) for an accounting of profits made from the purchase or sale by the Director of securities of NHP within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

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               (f) where the act or omission of the Director was material to the cause of action in connection with which indemnification is sought and
          (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or

               (g) where, in the case of any criminal proceeding, the Director had reasonable cause to believe that the act or omission giving rise to the claim for which indemnification is sought was unlawful.

          5. The termination of any proceeding by judgment, order, or settlement does not create a presumption that the Director did not meet the requisite standard of conduct. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Director did not meet that standard of conduct.

          6. The Director, as a condition precedent to his right to be indemnified under this Agreement, shall give to NHP notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to NHP shall be given at its principal office (or such other address as NHP shall designate in writing to the Director), and shall be directed to the President; notice shall be sent by certified mail return receipt with postage prepaid, or by facsimile or by courier and shall be deemed received on receipt of facsimile or courier confirmation or as

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evidenced by a certified mail return receipt.  In addition, the Director shall give NHP such information and cooperation as it may reasonably require and as shall be within the Director's power.

          7. This Agreement supersedes and replaces any prior agreement. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument.

          8. This Agreement shall be governed by and construed in accordance with Maryland law.

          9. Nothing herein shall be deemed to diminish or otherwise restrict the Director's right to indemnification under any provision of NHP's Charter or Bylaws and amendments thereto, or under the Maryland General Corporation Law.
It is the intent of this Agreement that the Director herein shall be indemnified to the fullest extent possible under the Maryland General Corporation Law, and NHP's Charter and Bylaws, as the same may be amended from time to time. This Agreement shall in no way limit indemnification to the maximum extent permitted by the Maryland General Corporation Law.

          However, to the extent that this Agreement, or NHP's Charter or Bylaws provides for indemnification or other rights in addition to those of Section 2-418 of the Maryland General Corporation Law, such indemnification and/or other rights shall be valid under Section 2-418(g) of the Maryland General

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Corporation Law, unless expressly limited by the Maryland General Corporation
Law or other applicable law.

          10. In case one or more of the provisions contained in this Agreement (or any portion of any such provision) shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement (or any portion of any such provision), but this Agreement shall be construed as if such invalid, illegal or unenforceable provision (or portion thereof) had never been contained herein.

          11. This Indemnity Agreement shall be applicable during Director's time of service as a Director and for any applicable limitations period thereafter.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.


                                            _________________________________

                                            _______________________, Director


                                            NATIONWIDE HEALTH PROPERTIES, INC.


                                            By________________________________
                                              R. Bruce Andrews
                                              President and Chief Executive
                                              Officer

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